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                                                                   EXHIBIT 10.12


                                 AMENDMENT NO. 3
                                     TO THE
                            PRENTISS PROPERTIES TRUST
                            1996 SHARE INCENTIVE PLAN


     This Third Amendment to the Prentiss Properties Trust 1996 Share Incentive Plan (the "Plan") as amended by the First Amendment to the Plan, dated effective as of May 6, 1997, and the Second Amendment to the Plan, dated effective as of May 5, 1998, hereby amends the Plan as follows effective as of May 9, 2001:

     1. Section 5.01 which describes the maximum aggregate number of shares issuable under the Plan, is hereby amended by deleting the fourth sentence and inserting in its place the following sentence:

          "The maximum aggregate number of Shares that may be issued under this Plan is 5,000,000 Shares, subject to increase and adjustment as provided in this Article V and Article XII."

     2. As amended by the foregoing, the Plan shall remain in full force and effect.


Dated:  May 9, 2001


                                 PRENTISS PROPERTIES TRUST


                                 By:  /s/ Thomas F. August
                                      -----------------------------------------
                                      Thomas F. August
                                      President and Chief Executive Officer